Exhibit 10.25

                    MIKOHN GAMING CORPORATION

                  EMPLOYEE STOCK INCENTIVE PLAN

                        February 25, 2003

1.  PURPOSE

The purpose of the Mikohn Gaming Corporation Employee Stock Incentive
Plan is to further the interests of Mikohn Gaming Corporation and its Subsidiaries by encouraging and enabling selected employees, upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of is stock through grants hereunder.

2.  DEFINITIONS

Whenever used herein the following terms shall have the following meanings:

    (a) "Board" shall mean the Board of Directors of the Company.

    (b) "Business Day" shall mean those days of the week that trading occurs over the NASDAQ National Market System.

    (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

    (d) "Committee" shall mean the Compensation Committee appointed by the Board, or if no committee has been appointed, a reference to "Committee" shall be deemed to refer to the Board.

    (e)	"Common Stock" shall mean the Company's Common Stock $0.10 par value.

    (f)	"Company" shall mean Mikohn Gaming Corporation, a Nevada
corporation.

    (g)	"Employee" shall mean only employees of the Company or any
subsidiary or Parent Corporation of the Company.

    (h)	"Fair Market Value Per Share" of the Common Stock on any date shall mean, if the Common Stock is publicly traded, the closing price of the Common Stock on such date or, if not available, the mean between the bona fide bid and asked prices of the Common Stock on such date. In any situation not covered above or if there were no sales on the date in question, the Fair Market Value Per Share shall be determined by the Committee in accordance with Section 20.2031-2 of the Federal Estate Tax Regulations.

    (i)	"Non-Employee Director" shall have the meaning set forth in Rule
16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or any successor rule.

    (j)	"Grant" shall mean the issuance of Shares to an Employee in
accordance with the terms of this Plan.

    (k)	"Grantee" shall mean any Employee who has received a Grant of
Shares under the Plan.

    (l)	"Outside Director" shall have the meaning set forth in Section
162(m) of the Code.

    (m)	"Parent Corporation" shall have the meaning set forth in Section
424(e) of the Code.

    (n)	"Permanent Disability" shall mean termination of a Relationship with the Company or any subsidiary or Parent Corporation of the Company with the consent of the Company or such Subsidiary or Parent Corporation by reason of permanent and total disability within the meaning of Section 22(e)(3) of the Code.

    (o)	"Plan" shall mean the Mikohn Gaming Corporation Employee Stock
Incentive Plan, as it may be amended from time to time.

    (p)	"Relationship" shall mean that the Grantee is or has agreed to become an Employee the Company or any Subsidiary or Parent Corporation of the Company.

    (q)	"Shares" shall mean the Company's Common Stock issued pursuant to a Grant in accordance with this Plan. Upon issuance, all Shares shall bear the following legend:

	"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER COMPLIES WITH THE PROVISIONS OF A CERTAIN EMPLOYEE STOCK INCENTIVE PLAN DATED FEBRUARY 25, 2003, A COPY OF WHICH IS ON FILE AT THE OFFICE MIKOHN GAMING CORPORATION, 920 PILOT ROAD, LAS VEGAS, NEVADA 89119. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IF REGISTERED OR IF EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE."

    (r)	"Subsidiary" shall have the meaning set forth in Section 424(f)
of the Code.

    (s)	"Termination for Cause" means the termination of any Employee's employment with the Company, whether voluntary or involuntary, that is (i) determined by the Committee to have resulted from the discovery by the Company of the employee's dishonesty, commission of a felony (regardless of whether or not prosecuted) or fraud or (ii) determined by the Committee to constitute good or just cause as defined in any employment between the Employee and the Company.

3.  ADMINISTRATION

    (a)	The Plan shall be administered by a Committee of at least two directors of the Company appointed by the Board, all members of which are both Non-Employee Directors and Outside Directors. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies. In the event the Board fails to designate a committee to administer the Plan, the Plan shall
be administered by the Board.   To the extent not inconsistent with
applicable law, the Board or Committee may from time to time delegate to one or more officers of the Company any or all of its authorities granted hereunder.

    (b)	Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote or by written consent of a majority of its members, and all actions of the Committee are subject to approval by the Board.

    (c)	Subject to the provisions of the Plan, the Committee shall have the authority to construe and interpret the Plan, to define the terms used therein, to prescribe, amend and rescind rules and regulations relating to the Plan, to approve and determine the duration of leaves of absence which may be granted to participants without constituting a termination of their employment purposes of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations so made by the Committee shall be conclusive and binding on all Grantees and on their guardians, legal representatives and beneficiaries.

    (d)	The Company shall indemnify and hold harmless the members of the
Board and the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the negligence, bad faith, willful misconduct or criminal acts of such persons.

    (e)	The Company will provide financial information to the Grantees on the same basis as the Company provides such information to its stockholders.

4.  NUMBER OF SHARES SUBJECT TO PLAN

The aggregate number of Shares of Common Stock which may be issued under the Plan shall not exceed 500,000. The shares of Common Stock to be issued under the Plan may be authorized but unissued shares, shares issued and reacquired by the Company or shares purchased by the Company on the open market. If any Grant hereunder shall expire or terminate for any reason without the Shares having vested in full, those Shares shall again be available for the purposes of the Plan.


5.  ELIGIBILITY AND PARTICIPATION

Shares may be granted to any person who has a Relationship with the Company or any Subsidiary or Parent Corporation of the Company. The Committee shall determine the Employees to whom Shares shall be granted, the time or times at which such Shares shall be granted and the number of Shares. A Grantee may, if he or she is otherwise eligible, be granted additional Shares if the Committee shall so determine.

6.  DURATION OF GRANT

The expiration date of any Grant and all rights thereunder shall be determined by the Committee. In the event the Committee does not specify the expiration date of Grant, the expiration date shall be 10 years from the date on which the Grant was made, subject to earlier termination as provided herein.

7.  CONDITIONS OF VESTING

All Grants shall include conditions on vesting and all Shares subject to a Grant shall be forfeited unless the conditions are met within the term of the Grant, which in no case shall exceed a period of ten (10) years. Except as specified herein, the Committee in its discretion shall determine the conditions on vesting; provided, however, at a minimum, those conditions shall include the following:

    (a)	On the date of Grant and the date of vesting, the Grantee must have a Relationship; and

    (b)	(i) One-third (1/3) of any Shares issued shall not vest until (u)
the Fair Market Price of the Shares shall have exceeded 150% of the Fair Market Price on the date of Grant for ten (10) consecutive Business Days and
(v) a minimum period of one (1) year shall have passed from the date of the Grant; (ii) One Third (1/3) of any Shares issued shall not vest until (w) the Fair Market Price of the Shares shall have exceeded 200% of the Fair Market Price on the date of Grant for ten (10) consecutive Business Days and (x) a minimum period of two (2) years shall have passed from the date of the Grant; and (iii) One third (1/3) of any Shares issued shall not vest until (y) the Fair Market Price of the Shares shall have exceeded 300% of the Fair Market Price on the date of Grant for ten (10) consecutive Business Days and (z) a minimum period of three (3) years shall have passed from the date of the Grant.

    (c)	Upon issuance and until Shares granted under this Plan become filly vested and non-forfeitable, they shall be held in trust by the Company for the benefit of the Grantee. At such time as the Shares become fully vested and non-forfeitable, they shall be delivered to the Grantee.

    (d)	The Fair Market Value per share on the date of any Grant shall meet or exceed $3.00 per share.

8.  NON-TRANSFERABILITY

Until the Shares subject to a Grant have become vested and non-forfeitable, no Grant under the Plan shall be assignable or transferable by the Grantee either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution.

9.  CONTINUANCE OF RELATIONSHIP

Nothing contained in the Plan or in any Grant under the Plan shall confer upon any Grantee any right with respect to the continuation of his employment by or other Relationship wit the Company or any Subsidiary or Parent Corporation of the Company, or interfere in any way with the right of the Company or any Subsidiary or Parent Corporation of the Company at any time to terminate such employment or other Relationship or to increase or decrease the compensation of the Grantee from the rate in existence at the time of the Grant.


10.  TERMINATION OF RELATIONSHIP OTHER THAN BY DEATH OR PERMANENT DISABILITY

Except as the Committee may otherwise determine:

    (a)	If a Grantee ceases to have a Relationship for any reason other than his death or Permanent Disability, any Grant to him shall terminate 90 days from the date on which such Relationship terminates unless such Grantee has resumed or initiated a Relationship and has a Relationship on such date. A leave of absence approved in writing by the Committee shall not be deemed a termination of Relation for purposes of this Section 10, but no Shares shall vest or become non-forfeitable during any such leave of absence, except during the first 90 days thereof.

    (b)	For purposes hereof, termination of a Grantee's Relationship for reasons other than death or Permanent Disability shall be deemed to take place upon the earliest to occur of the following: (i) the date of the Grantee's retirement from employment under the normal retirement policies of the Company or any Subsidiary or Parent Corporation of the Company; (ii) the date of the Grantee's retirement from employment with the approval of the Committee because of disability other than Permanent Disability; (iii) the date the Grantee receives notice that the Relationship is terminated; or (iv) the date the Grantee ceases to render the services which he or she was employed, engaged or retained to render to the Company or any Subsidiary or Parent Corporation of the Company (absences for temporary illness, emergencies and vacations or leaves of absence approved in writing by the Committee excepted). The fact that the Grantee may receive payment from the Company or any Subsidiary or Parent Corporation of the Company after termination for vacation pay, for services rendered prior to termination, for salary in lieu of notice or for other benefits shall not affect the termination date.

    (c)	Notwithstanding anything in the Plan to the contrary, no Shares shall vest or become non-forfeitable following a Grantee's termination of Relationship as a result of Termination for Cause, and no Shares shall vest or become non-forfeitable while the Grantee is being investigated for a Termination for Cause.

11.  DEATH OR PERMANENT DISABILITY OF GRANTEE

Except as the Committee may expressly determine otherwise, if a Grantee shall die at a time when he or she is in a Relationship or if the Grantee shall cease to have a Relationship by reason of Permanent Disability, any Grant of Shares to him or her shall terminate one year after the date of his or her death or termination of Relationship due to Permanent Disability unless by its terms it shall expire before such date or otherwise terminate as provided herein. In the case of death, the Grantee's rights under the Grant shall pass by will or by the laws of descent and distribution.

12.  STOCK NOT FOR DISTRIBUTION

Each Grantee shall, by accepting a Grant under the Plan, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all Shares will be received and held without a view to distribution except as may be permitted by the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

13.  PRIVILEGES OF STOCK OWNERSHIP

No Grantee shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares until such Shares have become fully vested and non-forfeitable under the terms of the Grant and this Plan.

14.  ADJUSTMENTS

    (a)	If the number of outstanding shares of Common Stock is increased or decreased, or if such shares are exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar transaction, the aggregate number of shares of Common Stock subject to the Plan as provided in Section 4 hereof, the Shares of Common Stock subject to Grants under the Plan and the aggregate number of Shares of Common Stock granted to a single Grantee hereunder shall be appropriately and proportionately adjusted by the Committee. No adjustment shall be made on account of any transaction or event not specifically set forth in this Section 16(a), including, without limitation, the issuance of Common Stock for consideration. Adjustments under this
Section 16 shall be made by the Committee, whose determination as to which adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan or in connection with any such adjustment.

    (b)	Notwithstanding any other provision of this Plan, upon the
dissolution or liquidation of the Company or upon any reorganization, merger or consolidation with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation or entity, all Shares that are the subject of Grants hereunder shall immediately become fully vested and non-forfeitable.

15.  AMENDMENT AND TERMINATION OF PLAN

    (a)	The Board may from time to time, with respect to any Shares at the time not subject to Grants, suspend or terminate the Plan or amend or revise the terms of the Plan; provided that any amendment to the Plan shall be approved by a majority of the outstanding shares of the Company if the amendment would (i) materially increase the benefits accruing to participants under the Plan, (ii) increase the number of shares of Common Stock which may be issued under the Plan, except as permitted under the provisions of Section 16 hereof, or (iii) materially modify the requirements as to eligibility for participation in the Plan.

    (b) No amendment, suspension or termination of the Plan shall, without the consent of the Grantee, alter or impair in a manner adverse to the Grantee any right or obligation under any Shares theretofore granted to such Grantee.

    (c) The terms and conditions of any Grant may be modified or amended only by a written agreement executed by the Grantee and the Company.

16.  EFFECTIVE DATE OF PLAN

The Plan shall become effective upon adoption by the Board and approval by the Company's stockholders. Shares may not be granted under the Plan subject to obtaining the stockholders' approval of the adoption of the Plan. Notwithstanding the foregoing, stockholders' approval must occur no later than 12 months after the date of adoption of the Plan by the Board.

17.  TERM OF PLAN

No Shares shall be granted pursuant to the Plan after 10 years from the earlier of the date of adoption of the Plan by the Board or the date of approval of the Plan by the Company's stockholders. The date of original adoption of the Plan by the Board was March 26, 2003. The date of approval by the stockholders of the Plan's original adoption was May 29, 2003.